NOTICE OF GUARANTEED DELIVERY
                                       FOR
                       TENDER OF SHARES OF COMMON STOCK OF
                              THE INDIA FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if stockholders' certificates for shares of common stock, par value $0.001 per share (the "Shares") of The India Fund, Inc., are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 11:59 p.m., New York City time, September 27, 2002, or such later date to which the Offer is extended (the "Termination Date"). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Termination Date. See
Section 3, "Procedure for Tendering Shares," of the Offer to Purchase.


                                                  THE DEPOSITARY:

                                                     PFPC INC.

                                              Facsimile Copy Number:
                                                   781-575-4826


                                               Confirm by Telephone:
                                                   781-575-4816

                                           For Account Information Call:

                                    Georgeson Shareholder Communications Inc.

                                              Toll Free: 866-297-1264

                                By First Class Mail, By Overnight Courier, By Hand:

         BY FIRST CLASS MAIL:                 BY REGISTERED, CERTIFIED                       BY HAND:
                                                 OR EXPRESS MAIL OR
                                                 OVERNIGHT COURIER:

               PFPC Inc.                              PFPC Inc.                   Securities Transfer & Reporting
   c/o EquiServe Trust Company, N.A.      c/o Equiserve Trust Company, N.A.               Services, Inc.
        Attn: Corporate Actions                Attn: Corporate Actions           c/o Equiserve Trust Company, N.A.
            P.O. Box 43025                       40 Campanelli Drive                    100 William Street
       Providence, RI 02940-3025                 Braintree, MA 02184                    New York, NY 10038

--------------------------------------------------------------------------------
   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
    TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY
--------------------------------------------------------------------------------

 Ladies and Gentlemen:

     The undersigned hereby tenders to The India Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase, dated August 30, 2002 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Offer to Purchase.

________________________________________________________________________________

Number of Shares Tendered:_________________________________

Certificate Nos. (if available):

________________________________________________________________________________

________________________________________________________________________________
If Shares will be tendered by book-entry transfer, check box:

[ ] The Depository Trust Company

Account Number:

________________________________________________________________________________
Name(s) of Record Holder(s):

________________________________________________________________________________

________________________________________________________________________________
Address:

________________________________________________________________________________

________________________________________________________________________________
Area Code and Telephone Number:

________________________________________________________________________________

________________________________________________________________________________
Taxpayer Identification (Social Security) Number:

________________________________________________________________________________
The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

_____________ Yes  _____________ No

                  (Note: If neither of these boxes is checked,
              any such uncertificated Shares will not be tendered.)

Dated:________________________ , 2002        ___________________________________

                                             ___________________________________
                                                          Signature(s)
________________________________________________________________________________

--------------------------------------------------------------------------------
                                    GUARANTEE

      The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedures for book-entry transfer) into the Depositary's account at The Depositary Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Termination Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.


Name of Firm:__________________________    _____________________________________
                                                   (AUTHORIZED SIGNATURE)

Address:_______________________________    Name:________________________________
                                                       (PLEASE PRINT)

_______________________________________    Title:_______________________________
    CITY            STATE    ZIP CODE

Area Code and Tel. No. ________________    Dated:________________________ , 2002


            DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------

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